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                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of FiberNet Telecom Group, Inc, we hereby consent to the incorporation of our report, dated February 28, 2002, included in this Form 10-K, into the Company's previously filed Registration Statement, on Form S-3. (Registration No. 333-43788).

                                             /s/ Arthur Andersen LLP

New York, New York
February 28, 2002